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                         GROUP VARIABLE ANNUITY CONTRACTS
                          Hartford Life Insurance Company

         Supplement Dated December 20, 1995 to the Separate Account Two
              (NQ Variable Account) Prospectuses dated May 1, 1995


The subsection of the prospectus entitled "What is HL?" is amended as follows:

Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.